AzurRx BioPharma

July 8, 2019

R&D UPDATE CALL

(NASDAQ:AZRX)

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R&D Update – MS1819

- Phase 2 Cystic Fibrosis (CF) Study Status
- Phase 2 Combination Trial in Cystic Fibrosis Patients with Severe Exocrine Pancreatic Insufficiency
- Phase 2 Chronic Pancreatitis Study Results Recap

Phase 2 Cystic Fibrosis (CF) Study Update

- All 14 sites have participated in enrollment
- Serious protocol deviations have been rare, attesting to excellent site conduct
- Safety has been excellent, with no serious adverse events related to MS1819
- Withdrawal rates have been low, compatible with, or below, other trials of synthetic enzymes
- Final data analysis is planned for September release

Study Sites for Phase 2 OPTION Study of MS1819

Option



US sites



Polish sites

Phase 2 U.S. and E.U. Study in Cystic Fibrosis Has Completed Enrollment

A Phase 2 Open-Label, Multicenter, 2x2 Crossover Trial to assess the Safety and Efficacy of MS1819-SD in Patients with Exocrine Pancreatic Insufficiency due to Cystic Fibrosis



≥ 18 years
MS1819 2240
mg/day Stable
PERT dose
N= 30
MS1819
PERT
3 Weeks
CFA
MS1819
PERT
3 Weeks
CFA
DSMB
Review
Visit
1
2
3
4
5
6
7
8
9
10

R&D Update – MS1819

- Phase 2 Cystic Fibrosis (CF) Study Status
- Phase 2 Combination Trial in Cystic Fibrosis Patients with Severe Exocrine Pancreatic Insufficiency
- Phase 2 Chronic Pancreatitis Study Results Recap

Combination Trial of MS1819 and PERT in CF Patients with Severe EPI

- Satisfactory PERT should enable the patient to eat a normal to high-fat diet and abolish unpleasant gastrointestinal symptoms
- Control of fat and protein malabsorption can be achieved in many patients[1]
- These aims should be possible in many patients with CF, using present-day enzyme preparations however there is a dose limit of up to 10,000 IU lipase/kg/day.
- In practice, a substantial number of CF patients do not achieve entirely normal fat absorption within these guidelines
- Even at specialist CF centers where there is a particular interest in the gastroenterological aspects of CF treatment, a third of CF patients achieved CFA's less than 80%[2]

1 Freedman S.D., *American Journal of Managed Care*, 2017; 23:S220-S2228
2 Littlewood, J.M. et al., *Pediatric Pulmonology*, 2006, 41:35-49

CF Digestive Problems – Treatment Approach

CF EPI patients progress through different lines of therapy.
Progressive EPI requires enzyme replacement therapy to treat the underlying deficiency.



Presenting CF Patient
(often at birth)
Mild (25%, ~7K)
Moderate (42%, ~11K)
Severe (33%, ~9K)
Treatment and Therapy Options
(Percent ending line of therapy)
1st Line (25%)
Diet Modification
Fat Soluble Vitamin Supplementation
2nd Line (75%)
PERTs
1st Line (90%)
Diet Modification
Fat Soluble Vitamin Supplementation
PERTs
2nd Line (10%)
PPIs, tube-feeding
1st Line (100%)
Diet Modification
Fat Soluble Vitamin Supplementation
PERTs
PPIs, tube-feeding

PPI: Proton-pump inhibitors
Source: Results of interviews of 10 pulmonologists, The CorStar Group 5/2019, and 10 gastroenterologists, Campbell Alliance 8/2014

AzurRx BioPharma

Combination Trial (MS1819 & PERT) in CF Patients with Severe EPI

- Patients on ***maximum*** PERT therapy will receive increasing doses MS1819 as per the following: 700mg/day, 1120mg/day and 2240mg/day
- The total study duration will be approximately 100 days
- Enrollment target of 28 patients, with 24 patients expected to complete all dosing periods
- Trial will be conducted at six sites in Hungary
- Primary endpoints are safety and coefficient fat absorption (CFA)
- Expect preliminary data in early 2020

Phase II Clinical Study Overview: Combination Study (PERT & MS1819) Has Been Initiated


(A)
Screening
0-15 days
(B)
Baseline
and inclusion
15 days
(C)
Open-label phase with combine therapy (stable
PPEs dose + MS1819-SD) 15 days each step
(D)
Follow-up
12-15 days
Visit
Inpatient CFA measurement (mean of 3 consecutive days)
V1
V2
V3
MS1819-SD
700mg/d
V4
MS1819-SD
1120mg/d
V5
MS1819-SD
2240mg/d
V6
V7
Stable PERT dose
Screening
Eligibility
criteria
Inclusion
CFA* < 80%

* Baseline CFA < 80% with a maximum daily dose of 10,000 lipase units/kg/day

R&D Update – MS1819

- Phase 2 Cystic Fibrosis (CF) Study Status
- Phase 2 Combination Trial in Cystic Fibrosis Patients with Severe Exocrine Pancreatic Insufficiency
- Phase 2 Chronic Pancreatitis Study Results Recap

Clinical Trial Design for MS1819 Phase 2a in Chronic Pancreatitis

Trial conducted in France, Australia and New Zealand; 11 patients enrolled


Fecal elastase-1 at screening <100 µg/g
Inpatient CFA measurement (mean of 3 consecutive days)
Outpatient CFA measurement (mean of 3 consecutive days)
Screening
Inclusion
V1
V2
V3
V4
V5
V6
V7
V8
Usual PPE treatment
Baseline
MS1819-SD 280mg/day
MS1819-SD 560mg/day
MS1819-SD 1120mg/day
MS1819-SD 2240mg/day
Previous PPE treatment
(A) Screening 0-30 days
(B) Washout 12-15 days
(C) Open-label phase 12-15 days each step
(D) Follow-up 12-15 days

Phase 2 Chronic Pancreatitis Study Recap

- 11 chronic pancreatitis patients underwent a wash-out period and then ascending doses of MS1819, with the highest daily dose being 2.2 grams per day.
- The primary efficacy endpoint was CFA change from baseline, while safety was the study's primary endpoint.
- Statistically significant improvements in CFA on an ITT and PP basis.
- Key secondary endpoints, number of bowel movements, stool consistency and steatorrhea, also showing statistically significant and clinically meaningful improvements with MS1819 treatment.
- MS1819 was shown to have a favorable safety profile with no problematic drug related adverse events.

MS1819-SD Phase 2 Study in Chronic Pancreatitis: Secondary Efficacy Endpoints

	Baseline	@ Highest Dose of MS1819-SD (2240 mg)	Mean Change	p value
Coefficient of Fat Absorption (CFA)			21.8%	0.002
Stool Consistency (Bristol Scale)	5.1	4.1	-19.6%	0.006
Bowel Movements	2.8	1.9	-32%	0.006
Steatorrhea	12.3	10.1	-18%	0.008
Abdominal Discomfort (Visual Analog Scale)	21.0	14.5	-31%	0.148

1. University of Adelaide, Adelaide, Australia; 2. AzurRx, Langlade, France; 3. Syneos Health, London, UK; 4. AzurRx, New York, NY, USA

Source: **Nam Q Nguyen**,[1] Luc Lebreton,[2] Gary Smith,[3] Philippe Jais,[2] Mathieu Schue,[2] and Thijs Spoor[4] "Impact of a spray dried recombinant lipase, MS1819, For the treatment of exocrine pancreatic insufficiency in patients with chronic pancreatitis: Results of a multicenter, Phase II, open-label, non-randomized study". Presented by Dr. Nam Q. Nguyen, et al., at Digestive Disease Week on May 20, 2019.

GI Therapeutic Product Pipeline

Current Status | Expected progress through 2019

Product	Description	Indication	Development Phase				
			Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3
MS1819	Yeast recombinant lipase (*Yarrowia lipolytica* LIP2)	Treatment of EPI in CP patients					
		Treatment of EPI in CF patients[1] **OPTION Cross-Over Study**					
		Treatment of severe EPI in CF patients[1] **Combination PERT-MS1819 Study**					
AZX1103	Synthetic β-Lactamase	Prevention of nosocomial infections and antibiotic associated diarrhea					
MTAN	Bacterial enzyme inhibition	Treatment of *h.pylori* infections					

AzurRx BioPharma